Exhibit 99.1

FOR IMMEDIATE RELEASE

IES Holdings Announces New $300 Million Credit Facility

HOUSTON — January 22, 2025 — IES Holdings, Inc. (or “IES” or the “Company”) (NASDAQ: IESC) today announced that it has amended and restated its existing Credit and Security Agreement, increasing the commitment amount of the revolving credit facility to $300 million from $150 million and extending the maturity date to January 21, 2030 while expanding the size of the lending group. In addition, the amended credit agreement transitions the Company to a cash flow-based facility, enabling increased borrowing capacity compared to the previous asset-based structure, where availability was limited by eligible collateral. Wells Fargo Bank, National Association acted as Administrative Agent, Wells Fargo Securities, LLC acted as Left Lead Arranger and Joint Bookrunner, and Fifth Third Bank, National Association acted as Joint Lead Arranger and Joint Bookrunner.

Jeff Gendell, IES’s Chairman and Chief Executive Officer, said, “We appreciate the confidence that Wells Fargo, Fifth Third and our new banking partners have shown in IES through this larger and more flexible credit facility. This facility strengthens our ability to execute on our capital allocation strategy by providing us the liquidity and flexibility to pursue our strategic priorities, including organic growth, acquisitions, share repurchases and other investment opportunities.”

About IES Holdings, Inc.
IES designs and installs integrated electrical and technology systems and provides infrastructure products and services to a variety of end markets, including data centers, residential housing, and commercial and industrial facilities. Our more than 9,000 employees serve clients in the United States. For more information about IES, please visit www.ies-co.com.

Company Contact:
Tracy McLauchlin
Chief Financial Officer
IES Holdings, Inc.
(713) 860-1500

Investor Relations Contact:
Robert Winters or Stephen Poe
Alpha IR Group
312-445-2870
IESC@alpha-ir.com

Certain statements in this release may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,”

“seek,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause the Company’s actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, a general reduction in the demand for our products or services; changes in general economic conditions, including supply chain constraints, high rates of inflation, changes in consumer sentiment, elevated interest rates, and market disruptions resulting from a number of factors, including geo-political events; competition in the industries in which we operate, which could result in the loss of one or more customers or lead to lower margins on new projects; our ability to successfully manage and execute projects, the cost and availability of qualified labor and the ability to maintain positive labor relations, and our ability to pass along increases in the cost of commodities used in our business; supply chain disruptions due to our suppliers' access to materials and labor, their ability to ship products timely, or credit or liquidity problems they may face; inaccurate estimates used when entering into fixed-price contracts, the possibility of errors when estimating revenue and progress to date on percentage-of-completion contracts, and complications associated with the incorporation of new accounting, control and operating procedures; our ability to enter into, and the terms of, future contracts; the existence of a small number of customers from whom we derive a meaningful portion of our revenues; reliance on third parties, including subcontractors and suppliers, to complete our projects; the inability to carry out plans and strategies as expected, including the inability to identify and complete acquisitions that meet our investment criteria, or the subsequent underperformance of those acquisitions; challenges integrating new businesses into the Company or new types of work, products or processes into our segments; backlog that may not be realized or may not result in profits; failure to adequately recover on contract change orders or claims against customers; closures or sales of our facilities resulting in significant future charges or a significant disruption of our operations; the impact of future epidemics or pandemics on our business; an increased cost of surety bonds affecting margins on work and the potential for our surety providers to refuse bonding or require additional collateral at their discretion; the impact of seasonality, adverse weather conditions, and climate change; fluctuations in operating activity due to factors such as cyclicality, downturns in levels of construction or the housing market, and differing regional economic conditions; difficulties in managing our billings and collections; accidents resulting from the physical hazards associated with our work and the potential for accidents; the possibility that our current insurance coverage may not be adequate or that we may not be able to obtain policies at acceptable rates; the effect of litigation, claims and contingencies, including warranty losses, damages or other latent defect claims in excess of our existing reserves and accruals; costs and liabilities under existing or potential future laws and regulations, including those laws and regulations related to the environment and climate change, as well as the inability to transfer, renew and obtain electrical and other professional licenses; interruptions to our information systems and cyber security or data breaches; expenditures to conduct environmental remediation activities required by certain environmental laws and regulations; loss of key personnel, ineffective transition of new management, or general labor constraints; credit and capital market conditions, including changes in interest rates that affect the cost of construction financing and mortgages, and the inability of some of our customers to obtain sufficient financing at acceptable rates, which could lead to project delays or cancellations; limitations on our ability to access capital markets and generate cash from operations to fund our capital needs; the impact on our effective tax rate or cash paid for taxes from changes in tax positions we have taken or changes in tax laws; difficulty in fulfilling the covenant terms of our revolving credit facility, including liquidity, and other financial requirements, which could result in a default and acceleration of any indebtedness under such revolving credit facility; reliance on certain estimates and assumptions that may differ from actual results in the preparation of our financial statements; uncertainties inherent in the use of percentage-of-completion accounting, which could result in the reduction or elimination of previously recorded revenues and profits; the recognition of potential goodwill, long-lived assets and other investment impairments; the existence of a controlling shareholder, who has the ability to take action not aligned with other shareholders or to dispose of all or a significant portion of the shares of our common stock it holds, which may trigger certain change of control provisions in a number of our material agreements; the relatively low trading volume of our common stock, which could increase the volatility of our stock price and could make it more difficult for shareholders to sell a substantial number of shares for the same price at which shareholders could sell a smaller number of shares; the possibility that we issue additional shares of common stock, preferred stock or convertible securities that will dilute the percentage ownership interest of existing stockholders and may dilute the value per share of our common stock; the potential for substantial sales of our common stock, which could adversely affect our stock price; the impact of increasing scrutiny and changing expectations from investors and customers, or new or changing regulations, with respect to environmental, social and governance practices; the cost or effort required for our shareholders to bring certain claims or actions against us, as a result of our designation of the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings; and the possibility that our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur, as well as other risk factors discussed in the Company’s annual report on Form 10-K for the year ended September 30, 2024 and in the Company’s other reports on file with the SEC. You should understand that such risk factors could cause future outcomes to differ materially from those experienced previously or those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Forward-looking statements are provided in this press release pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about IES Holdings, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

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